EXHIBIT 99.9

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2005

		06/30/05

ASSETS	Notes	S/.	US$

			(Note 4)
Current assets
Cash and cash equivalents		1,782,321	547,885
Accounts receivable		970,980	298,479
Inventory	5.	420,886	129,380
Prepaid expenses		111,678	34,330

Total current assets		3,285,865	1,010,075

Property, plant, and equipment - net	5.	63,744,259	19,594,985

Goodwill - net	5.	1,361,978	418,672

Other intangible assets - net		1,322	406

Total assets		68,393,424	21,024,138

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2005

		06/30/05

LIABILITIES & SHAREHOLDERS’ EQUITY	Notes	S/.	US$

			(Note 4)
Current liabilities
Accounts payable		145,867	44,839
Other current liabilities		433,668	133,310
Advance from shareholder		31,758	9,763

Total current liabilities		611,293	187,911

Total liabilities		611,293	187,911

Shareholders’ equity
Common stock, 100,000,000 shares authorized,
51,000,400 shares issued and outstanding as of
June 30, 2005		67,925,830	20,880,400
Accumulted deficits	3.	(143,699)	(44,173)

Total shareholders’ equity		67,782,131	20,836,227

Total liabilities and shareholders’ equity		68,393,424	21,024,138

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

		06/30/05

ASSETS	Notes	S/.	US$

			(Note 4)

Operating revenue		8,718,410	2,680,039
Cost of sales		(2,678,876)	(823,486)

Gross profit		6,039,534	1,856,553

Cost and expenses
General and administrative expenses		(829,144)	(254,879)
Selling and marketing expenses		(856,100)	(263,165)

Total cost and expenses		(1,685,244)	(518,044)

Operating income		4,354,290	1,338,509

Non-operating incomes (expenses)
Financial income		205,224	63,086
Financial loss		(114,540)	(35,210)
Other gains or losses		16,564	5,092

Total non-operating income-net		107,248	32,968

Income taxes		(1,333,304)	(409,857)

Net Income		3,128,234	961,619

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

		Common Stocks	Retained Earnings	Total

	Notes	S/.	S/.	S/.	US$

Balance as of December 31, 2004	3.	44,128,095	43,080,338	87,208,433	26,807,872

Net income for the six months ended June 30, 2005			3,128,234	3,128,234	961,619

Dividend declared and distributed			(9,017,733)	(9,017,733)	(2,772,051)

2005 capital infusion-Kubuk Investment SAC	2.	65,905,547	65,905,547	20,259,365

2005 capital infusion-Kubuk Gaming SAC		20,000	20,000	6,148

Consolidated goodwill included		1,361,978	1,361,978	418,672

Consolidated subsidiary accumulated deficits		(355,233)	355,233	--	--

Net equity of Bruce Groupo Diversion, SAC	2.	(43,134,557)	(37,689,771)	(80,824,328)	(24,845,398)

Balance as of June 30, 2005		67,925,830	(143,699)	67,782,131	20,836,227

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

		06/30/05

	Notes	S/.	US$

			(Note 4)
Cash flows from operating activities:
Net income		3,128,234	961,619
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation		491,504	151,088
Net changes in operating assets and liabilities:
Accounts receivable		2,295,674	705,690
Other receivable		(1,038,697)	(319,295)
Inventories		(265,196)	(81,521)
Prepaid expenses		(104,330)	(32,071)
Other assets		1,657,275	509,446
Accounts payable		(409,793)	(125,970)
Other current liabilities		(383,295)	(117,825)

Net cash provided by operating activities		5,371,376	1,651,161

Cash flows from investing activities:
Purchase of property, plant, and equipment		(1,258,229)	(386,780)

Net cash used in investing activities		(1,258,229)	(386,780)

Cash flows from financing activities:
Borrowing from shareholder		31,758	9,763
Dividends paid		(9,017,733)	(2,772,051)
Proceeds from issuance of common stock-Kubuk Investment	1.	2,922,040	898,235
Proceeds from issuance of common stock-Kubuk Gaming	1.	20,000	6,148

Net cash used by financing activities		(6,043,935)	(1,857,905)
		--	--

Net increase/(decrease) in cash and cash equivalents		(1,930,788)	(593,524)
Cash and cash equivalents at the beginning of consolidated period		7,187,497	228,974

Cash and cash equivalents at the end of consolidated period		5,256,709	(364,550)

Cash balance appropriated for owners of Bruce Groupo
Diversion SAC and excluded from cash at the end of period	2.	(3,474,388)	(1,068,027)

Cash and cash equivalents at the end of period		1,782,321	547,885

Significant Non-cash Transaction:
Sale of properties, plant and equipment by Bruce Groupo
Diversion SAC to Kubuk Investment SAC	1.	62,983,507	19,361,130

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

1.	Business Organization and Reorganization

Kubuk International, Inc. (KII, or the Company) is a California corporation and was incorporated on January 7, 2002. The majority shareholders of KII also control 99% of total voting stock of Bruce Groupo Diversion, S.A.C. (Bruce Groupo), a Peruvian company that operated a hotel and casino (Bruce Hotel/Casino) in Lima, Peru from 1997 to May 21, 2005.

Kubuk Investment S.A.C. (KISAC) was formed in year 2001 by the majority shareholders of KII in Peru. KII’s majority shareholders also formed Kubuk Gaming S.A.C. (KGSAC) in year 2005 in Peru.

Starting on August 4, 2001, Bruce Groupo and KISAC entered into a series of sale and purchase agreements (Sale and Purchase Agreements) of the hotel assets and certain casino properties owned and operated by Bruce Groupo for purpose of transferring these properties to KISAC. Total consideration for all Sale and Purchase Agreements was in the amount of S/. 62,970,744. On May 21, 2005, all assets subject to the scope of the sale and purchase agreements were transferred to and received by KISAC, which then commenced to carry on the hotel lodging businesses of Bruce Hotel/Casino.

The major casino operation of Bruce Hotel/Casino has been temporarily closed for renovation since March 2005. During the renovation, Bruce Groupo continued to operate slot machines in the casino till July 1, 2005, when MINCETUR, the gaming authority of Peru, issued gaming licenses to KGSAC. KGSAC then took over the slot machine operations and will conduct all other gaming activities of Bruce Hotel/Casino when the renovation project is completed at the end of year 2005.

On June 15, 2005, KII and the shareholders of KISAC and KGSAC entered into an Agreement and Plan of Reorganization (the Reorganization Agreement), under which KII issued 50,920,000 shares of common stock to the shareholders of KISAC and KGSAC in exchange for their entire ownership holdings of KISAC and KGSAC. As of June 30, 2005, both KISAC and KGSAC were 100% owned by KII.

2.	Principles of Consolidation

The consolidated financial statements are prepared to include the accounts of KII, Bruce Groupo, KISAC and KGSAC as of and for the six-month period ending June 30, 2005. All significant inter-company balances and transactions during the six-month period and the balances of assets, liabilities and owners’ equity of Bruce Groupo as of June 30, 2005 have been eliminated.

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

Bruce Groupo, which is a member of the consolidated group because of common ownership control, is not a subsidiary of KII.

3.	Summary of Significant Differences between accounting principles followed by the Company and U.S. generally accepted accounting principles

The Company’s financial statements have been prepared in accordance with Peruvian GAAP, which differ in certain respects from U.S. GAAP.

Peruvian GAAP – Peruvian GAAP require the restatement of assets and liabilities into constant Peruvian Nuevos Soles as of the date of the last financial statements presented. All non-monetary assets and liabilities and income statement amounts have been restated to reflect changes in the Peruvian wholesale price index, from the date the assets were acquired or the liabilities were incurred to the year-end. The purchasing power gain (loss) included in income (loss) reflects the effect of Peruvian inflation on the monetary liabilities of the Company during the year.

U.S. GAAP – Under U.S. GAAP, account balances and transactions are stated in the units of currency of the period when the transactions are originated. This accounting model is commonly known as the historical cost basis of accounting. The US GAAP reconciliation of net income and shareholder’s equity does not reflect as a difference the effect of the general price level restatement.

4.	Information Expressed in U.S. dollars

The consolidated financial statements are stated in the Peruvian currency Nuevos Soles. This report contains translations of certain Nuevo Sol amounts into Dollars at specified rates solely for the convenience of the reader and has been made at the rate of S/. 3.253= US$1, the approximate exchange rate at June 30, 2005. No representation is made that the Noevo Sol amounts could have been, or could be, converted into United States Dollars at that or any other rate.

5.	Significant Accounting Policies

(a)	Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles in Peru requires management of the Company to make certain estimates and assumptions. These estimates and assumptions affect

KUBUK INTERNATIONAL, INC. & SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005

the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(b)	Inventories

Inventories are presented at adjusted cost or market value, whichever is lower. Cost is established based on either the last-in, first out assumption or, in certain cases, specific identification method.

(c)	Properties, Plant and Equipment

Properties, plant and equipment are stated at the adjusted cost or market value, whichever is lower. Depreciation is calculated based on straight-line method over estimated useful life of the property. Betterment or improvements to properties are capitalized to properties, plant and equipment accounts. Repairs and maintenance costs are charged to expense accounts.

(d)	Goodwill

The Company records the consideration paid in excess of fair value of net assets acquired in the reorganization with KISAC and KGSAC as goodwill. Goodwill is amortized using straight-line method over 20 years.